UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

OCTOBER 28, 2005

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Magellan Health Services, Inc. (the “Company”) clarified that the preliminary 2006 outlook range of $1.40 to $1.70 of earnings per diluted share that it announced in its third quarter 2005 earnings press release on October 27, 2005 includes the preliminary estimated impact of SFAS 123R.    Such impact, both before and net of taxes, is estimated to be $.18 per diluted share. There is no difference between the estimated pre-tax and post-tax amounts since a substantial portion of the Company’s stock compensation expense is not tax deductible on its income statement under its current tax structure.   Approximately 38.2 million diluted shares were used in calculating the preliminary 2006 outlook. The 2006 outlook range would be $1.58 to $1.88 of earnings per diluted share if the estimated impact of SFAS 123R were not included.

This outlook is preliminary in nature and the Company anticipates providing full guidance for 2006 in December of 2005.

Cautionary Statement:  Certain of the statements made in this Form 8-K, including estimates of future earnings per share, constitute forward-looking statements contemplated under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management’s current expectations and are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those contemplated or implied by such forward-looking statements, including (among others) risk concerning the possible election of certain of the Company’s health plan customers to manage the behavioral health care services of their members directly; renegotiation of rates paid to and/or by the Company by customers and/or to providers; higher utilization of behavioral health treatment services by members; delays, higher costs or inability to implement the Company’s initiatives; termination or non-renewal of contracts by customers; the impact of new or amended laws or regulations; governmental inquiries and/or litigation; and the impact of increased competition on ability to maintain or obtain contracts; the impact of increased competition on rates paid to or by the Company; and other factors.  Any forward-looking statements made in this document are qualified in their entirety by the more complete discussion of risks set forth in the section entitled “Cautionary Statements” in Magellan’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the section entitled “Forward-Looking Statements” in Magellan’s Form 10-Q for the quarter ended September 30, 2005 filed on October 27, 2005 with the Securities and Exchange Commission, each of which is currently or will be posted on the Company’s Web site, and the section entitled “Risk Factors” in the prospectus and prospectus supplement filed with the Securities and Exchange Commission in connection with the May 2005 secondary offering of Magellan common stock by certain shareholders, also posted on the Company’s Web site.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: October 28, 2005	By:	/s/ Mark S. Demilio
		Name:	Mark S. Demilio
		Title:	Executive Vice President and Chief Financial Officer